Exhibit 10.2

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Sirenza Microdevices	Contract Change Notice/Amendment No. 10
SN 1A551/IE220/1F368

Contract Change Notice/Amendment No. 10

to

Northrop Grumman Space Technology/Sirenza Microdevices

Wafer Supply Agreement No. 1A551

THIS AMENDMENT (“Amendment”) is made and entered into and between Sirenza Microdevices (“Buyer”) and Northrop Grumman Space Technology (“NGST”).

WHEREAS, Buyer and NGST (formerly TRW Inc.) entered into a Sale Agreement No. 1A551 with an Effective Date of August 19, 1998 (the “Agreement”);

WHEREAS, Buyer and NGST desire to amend the Agreement in order to provide for volume sales pricing for products requested by Purchase Order during Calendar Year 2004;

NOW THEREFORE, the parties agree to amend the Agreement as follows:

1)	“Exhibit 1B – Rev. 8, Price, Quantities, Delivery Schedule and Site Calendar Year 2004” as amended by CCN/Amendment No. 9 (dated as of March 19, 2004) is deleted and replaced with “Exhibit 1B – Rev. 9, Price, Quantities, Delivery Schedule and Site Calendar Year 2004” (copy attached).

The above change constitutes Contract Change Notice Amendment No. 10 to the Agreement. Except as expressly provided herein above all other terms and conditions of the Agreement shall apply herein and remain in full force and effect as previously agreed to between Buyer and NGST. In the event of any conflict between the terms of this Amendment and those of the Agreement, the terms of this Amendment will be deemed to have superseded those of the Agreement and exclusively will govern the matter in question.

Sirenza Microdevices, Inc.		Northrop Grumman Space Technology

By:	/s/ Guy Krevet	By:	Albert L. Crosner
Name:	Guy Krevet	Name:	Albert L. Crosner
Title:	VP OPERATIONS	Title:	Manager, Technology Development Contracts
Date:	MAY 3, 2004	Date:	May 17, 2004

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

Sirenza Microdevices	Contract Change Notice/Amendment No. 10
SN 1A551/IE220/1F368

Exhibit 1B - Revision 9

Price, Quantities, Delivery Schedule and Site

Calendar Year 2004

A.	Price/Quantities

1.	3” GaAs HBT Wafers:

QTY	PRICE*
[***]	[	***]
[***]	[	***]

*	Price/Quantity/Order Requirements:

•	Prices for NGST & SMDI Designs are the same. NGST Design consists of Darlington Amplifiers- Part Numbers: DAMXX, DAPXX, PAD1 SMDI Design consists of Part Numbers: PAD2, SMDXX and circuits for the following products Sirenza Microdevices SXT-1,2,3, SXL-1,2,3 and SXA-1,2,3.

•	Minimum wafer order quantity per Buyer’s Purchase Order is one (1) wafer lot - quantity six (6) wafers will be processed with minimum delivery quantity of three (3) and a maximum delivery quantity of six (6) completely processed wafers. For order quantities in excess of one (1) wafer lot, as specified herein, the minimum order quantity per Buyer’s Purchase Order shall be ten (10) wafers or a multiple thereof.

•	This amendment extends the agreement through year 2005. In December 2004 prices and quantities will be revisited for calendar year 2005.

2.	Reserved.

3.	Accelerated Lot Option[1]

Deliverable	Standard Process Price
[***]	$	[	***]

Note 1) Only one (1) order for an Accelerated lot can be accepted for processing at any time from all Sirenza Microdevices contracts.

Note 2) Accelerated lot pricing is only valid if wafers are shipped to Buyer not later than 45 days from receipt of order or lot start, whichever is later. NGST will deliver a minimum of three (3) wafers for a six (6) wafer lot start. For a lot that is designated as Accelerated after it has already started fabrication, the shipment date will be determined a follows; 1+(1-EV) x 45 days from the time the lot is designated Accelerated at NGST. EV equals the Earned Value or percent complete of the in-process lot.

Note 3) If the shipment date to Sirenza Microdevices is 46 days or later (or as defined above for a lot in process) from receipt of order or lot start, option price shall not be charged. The option is available when ordered in conjunction with a production lot or for a lot in process.

4.	Non-recurring costs associated with the upgrading of masksets shall be the responsibility of Buyer.